SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED FUND

Daily Assets Fund Institutional

The following disclosure replaces similar disclosure in the “TO PLACE ORDERS” sub-section of the “PURCHASE AND SALE OF FUND SHARES” section within the summary section of the fund’s prospectus:

The fund is designed as a vehicle for investment of cash collateral received in connection with a securities lending program, but may be offered to any institutional investors who can meet the minimum investment requirements. As a vehicle for investment of cash collateral, the fund may be subject to greater shareholder concentrations and liquidity demands and fund management considers these and other factors in constructing the fund’s portfolio. To purchase and sell shares of the fund, please contact your sales representative or call Institutional Investor Services at the phone number below to be put into contact with a sales representative who can assist you.

The following disclosure replaces similar disclosure in the “BUYING AND SELLING SHARES” section within the “Investing in the Fund” section of the fund’s prospectus:

The fund is designed as a vehicle for investment of cash collateral received in connection with a securities lending program, but may be offered to any institutional investors who can meet the minimum investment requirements. Generally, when an investor participates in a securities lending program as a lender, they enter into a securities lending authorization agreement with a lending agent. Under such agreement, the lending agent is authorized to invest the cash collateral securing loans of securities of each investor in a variety of instruments, including the fund. Investment in the fund by such lending agents will be subject to the terms of their agreements with those investors. As a vehicle for investment of cash collateral, the fund may be subject to greater shareholder concentrations and liquidity demands and fund management considers these and other factors in constructing the fund’s portfolio. The fund is used as a cash management vehicle for the cash collateral received in connection with the securities lending program of the Deutsche funds.

Please Retain This Supplement for Future Reference

April 8, 2015 PROSTKR‐486